Share-Based Compensation	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Share-based Compensation [Abstract]
Share-Based Compensation

16.	Share-Based Compensation
Our share-based compensation plans are described in Note 17 of our annual report on Form 10-K for the year ended December 31, 2016. During the three months ended September 30, 2017 and 2016, we recognized total Share-Based Compensation Expense of $1,293 and $1,321, respectively. During the nine months ended September 30, 2017 and 2016, we recognized total Share-Based Compensation Expense of $4,915 and $5,747, respectively. The total excess tax benefit recognized for share-based compensation arrangements during the nine months ended September 30, 2017 and 2016 was $1,149 and $447, respectively.
During the first nine months of 2017, we granted 19,971 restricted shares. The weighted average grant date fair value of each share awarded was $73.16. Restricted share awards generally have a three year vesting period from the effective date of the grant. The total fair value of shares vested during the nine months ended September 30, 2017 and 2016 was $1,295 and $1,835, respectively.

Share-Based Compensation
We have four plans under which we have awarded share-based compensation grants: The 1999 Amended and Restated Stock Incentive Plan (“1999 Plan”), which provided for share-based compensation grants to our executives and key employees, the 1997 Non-Employee Directors Option Plan (“1997 Plan”), which provided for stock option grants to our non-employee Directors, the 2007 Stock Incentive Plan (“2007 Plan”) and the Amended and Restated 2010 Stock Incentive Plan, as Amended (“2010 Plan”), which were adopted as a continuing step toward aggregating our equity compensation programs to reduce the complexity of our equity compensation programs.
The 1997 Plan was terminated in 2006 and all remaining shares were transferred to the 1999 Plan as approved by the shareholders in 2006. Awards granted under the 1997 Plan prior to 2006 that remain outstanding continue to be governed by the respective plan under which the grant was made. Upon approval of the 1999 Plan in 2006, we ceased making grants of future awards under these plans and subsequent grants of future awards were made from the 1999 Plan and governed by its terms.
The 2007 Plan terminated our rights to grant awards under the 1999 Plan. Awards previously granted under the 1999 Plan remain outstanding and continue to be governed by the terms of that plan.
The 2010 Plan, originally approved by our shareholders on April 28, 2010 and amended and restated by our shareholders on April 25, 2012, terminated our rights to grant awards under the 2007 Plan; however, any awards granted under the 2007 or 2010 Plans that do not result in the issuance of shares of Common Stock may again be used for an award under the 2010 Plan. The 2010 Plan was amended and restated by our shareholders on April 24, 2013, increasing the number of shares available under the amended 2010 Plan from 1,500,000 shares to 2,600,000 shares.
As of December 31, 2016, there were 252,598 shares reserved for issuance under the 1997 Plan, the 1999 Plan and the 2007 Plan for outstanding compensation awards and 656,339 shares were available for issuance under the 2010 Plan for current and future equity awards. The Compensation Committee of the Board of Directors determines the number of shares awarded and the grant date, subject to the terms of our equity award policy.
We recognized total Share-Based Compensation Expense of $3,875, $8,222 and $7,314, respectively, during the years ended 2016, 2015 and 2014. The total excess tax benefit recognized for share-based compensation arrangements during the years ended 2016, 2015 and 2014 was $686, $859 and $1,793, respectively.
Stock Option Awards
We determined the fair value of our stock option awards using the Black-Scholes valuation model that uses the assumptions noted in the table below. The expected life selected for stock options granted during the year represents the period of time that the stock options are expected to be outstanding based on historical data of stock option holder exercise and termination behavior of similar grants. The risk-free interest rate for periods within the contractual life of the stock option is based on the U.S. Treasury rate over the expected life at the time of grant. Expected volatilities are based upon historical volatility of our stock over a period equal to the expected life of each stock option grant. Dividend yield is estimated over the expected life based on our dividend policy and historical dividends paid. We use historical data to estimate pre-vesting forfeiture rates and revise those estimates in subsequent periods if actual forfeitures differ from those estimates.
The following table illustrates the valuation assumptions used for the 2016, 2015 and 2014 grants:

	2016	2015	2014
Expected volatility	29 - 32%	32 - 36%	47 - 50%
Weighted-average expected volatility	32%	36%	50%
Expected dividend yield	1.3 - 1.5%	1.1 - 1.2%	1.1 - 1.3%
Weighted-average expected dividend yield	1.3%	1.2%	1.3%
Expected term, in years	5	5	6
Risk-free interest rate	1.1 - 1.4%	1.4 - 1.6%	1.8 - 2.0%

Employee stock option awards prior to 2005 included a reload feature for options granted to key employees. This feature allowed employees to exercise options through a stock-for-stock exercise using mature shares, and employees were granted a new stock option (reload option) equal to the number of shares of Common Stock used to satisfy both the exercise price of the option and the minimum tax withholding requirements. The reload options granted had an exercise price equal to the fair market value of the Common Stock on the grant date. Stock options granted in conjunction with reloads vested immediately and had a term equal to the remaining life of the initial grant. Compensation expense was fully recognized for reload stock options as of the reload date. The final reload options outstanding were exercised in January 2014.
Beginning in 2004, new stock option awards granted vest one-third each year over a three year period and have a ten year contractual term. These grants do not contain a reload feature. Compensation expense equal to the grant date fair value is recognized for these awards over the vesting period. Stock options granted to employees are subject to accelerated expensing if the option holder meets the retirements definition set forth in the 2010 Plan.
In addition to stock options, we also occasionally grant cash-settled stock appreciation rights (“SARs”) to employees in certain foreign locations. There were no outstanding SARs as of December 31, 2016 and no SARs were granted during 2016, 2015 or 2014.
The following table summarizes the activity during the year ended December 31, 2016 for stock option awards:

	Shares	Weighted-Average Exercise Price
Outstanding at beginning of year	1,018,958	$39.69
Granted	258,895	52.80
Exercised	(135,744)	38.82
Forfeited	(23,028)	59.46
Expired	(5,699)	60.26
Outstanding at end of year	1,113,382	$42.34
Exercisable at end of year	736,650	$34.75

The weighted-average grant date fair value of stock options granted during the years ended December 31, 2016, 2015 and 2014 was $13.61, $20.08 and $26.93, respectively. The total intrinsic value of stock options exercised during the years ended December 31, 2016, 2015 and 2014 was $3,408, $1,702 and $2,972, respectively. The aggregate intrinsic value of options outstanding and exercisable at December 31, 2016 was $32,152 and $26,868, respectively. The weighted-average remaining contractual life for options outstanding and exercisable as of December 31, 2016, was 5.9 years and 4.4 years, respectively. As of December 31, 2016, there was unrecognized compensation cost for nonvested options of $2,103, which is expected to be recognized over a weighted-average period of 1.3 years.
Restricted Share Awards
Restricted share awards for employees generally have a three year vesting period from the effective date of the grant. Restricted share awards to non-employee directors vest upon a change of control or upon termination of service as a director occurring at least six months after grant date of the award so long as termination is for one of the following reasons: death; disability; retirement in accordance with Tennant policy (e.g., age, term limits, etc.); resignation at request of Board (other than for gross misconduct); resignation following at least six months’ advance notice; failure to be renominated (unless due to unwillingness to serve) or reelected by shareholders; or removal by shareholders. We use the closing share price the day before the grant date to determine the fair value of our restricted share awards. Expenses on these awards are recognized over the vesting period.
The following table summarizes the activity during the year ended December 31, 2016 for nonvested restricted share awards:

	Shares	Weighted-Average Grant Date Fair Value
Nonvested at beginning of year	138,819	$43.83
Granted	27,921	53.02
Vested	(49,306)	39.96
Forfeited	(200)	61.26
Nonvested at end of year	117,234	$47.62

The total fair value of shares vested during the years ended December 31, 2016, 2015 and 2014 was $1,970, $1,054 and $827, respectively. As of December 31, 2016, there was $1,679 of total unrecognized compensation cost related to nonvested shares which is expected to be recognized over a weighted-average period of 1.8 years.
Performance Share Awards
We grant performance share awards to key employees as a part of our long-term management compensation program. These awards are earned based upon achievement of certain financial performance targets over a three year period. The number of shares of common stock a participant receives will be increased (up to 200 percent of target levels) or reduced (down to zero) based on the level of achievement of the financial performance targets. We use the closing share price the day before the grant date to determine the fair value of our performance share awards. Expenses on these awards are recognized over a three year performance period. Performance shares are granted in restricted stock units. They are payable in stock and vest solely upon achievement of certain financial performance targets during this three year period.
The following table summarizes the activity during the year ended December 31, 2016 for nonvested performance share awards:

	Shares	Weighted-Average Grant Date Fair Value
Nonvested at beginning of year	141,374	$56.07
Granted	58,454	52.56
Vested	(36,054)	47.25
Forfeited	(34,678)	47.30
Nonvested at end of year	129,096	$59.30

The total fair value of shares vested during the year ended December 31, 2016, 2015 and 2014 was $1,703, $1,713 and $4,346, respectively. As of December 31, 2016, achievements of performance targets on unvested performance shares were determined to be not probable and we expect to incur no further expense on these awards. If the achievement of such performance targets becomes probable, we would recognize $5,642 of total compensation costs over a weighted-average period of 1.7 years.
Restricted Stock Units
We grant restricted stock units to employees, which generally vest within three years from the date of the grant. Vested restricted stock units are paid out in stock. We use the closing share price the day before the grant date to determine the fair value our restricted stock units. Expenses on these awards are recognized over a three year period.
The following table summarizes the activity during the year ended December 31, 2016 for nonvested restricted stock units:

	Shares	Weighted-Average Grant Date Fair Value
Nonvested at beginning of year	32,646	$66.89
Granted	15,450	54.35
Vested	(13,190)	68.80
Forfeited	(3,868)	61.83
Nonvested at end of year	31,038	$60.47

The total fair value of shares vested during the years ended December 31, 2016 and 2015 was $907 and $10, respectively. Since 2015 was the first year we paid out on vested restricted stock units, there were no restricted stock units that vested for the year ended December 31, 2014. As of December 31, 2016, there was $723 of total unrecognized compensation cost related to nonvested shares which is expected to be recognized over a weighted-average period of 1.2 years.
Share-Based Liabilities
As of December 31, 2016 and 2015, we had $155 and $149 in total share-based liabilities recorded on our Consolidated Balance Sheets, respectively. During the years ended December 31, 2016, 2015 and 2014, we paid out $62, $53 and $275 related to 2013, 2012 and 2011 share-based liability awards, respectively.